UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2021

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2021, Benno Dorer notified the board of directors (the “Board”) of The Clorox Company (the “Company”) that he is resigning from the Board effective February 15, 2021. Mr. Dorer served as chief executive officer of the Company from November 2014 to September 2020, and was appointed chair of the Board in August 2016. He has continued to serve as the Board’s executive chair since September 2020.

On January 27, 2021, the independent members of the Board appointed Matthew Shattock as Independent Chair of the Board, effective February 15, 2021.

In addition, Pamela Thomas-Graham notified the Company on January 25, 2021, that she has decided not to stand for re-election to the Board at the end of her current term, which ends in November 2021. Further, in connection with Mr. Shattock’s appointment as independent chair, Ms. Thomas-Graham will step down as lead independent director.

The Board also appointed Esther Lee as chair of the Nominating, Governance and Corporate Responsibility Committee (“NGCRC”), effective February 15, 2021, replacing Dr. Richard Carmona, who will step down as chair of NGCRC.

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release announcing the resignation of Mr. Dorer, Ms. Thomas-Graham’s decision not to stand for re-election to the Board and the appointment of Mr. Shattock and Ms. Lee.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 28, 2021, of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	January 28, 2021	By:	/s/ Angela Hilt
Senior Vice President – Chief Legal Officer